                                                                   EXHIBIT 10.44

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 1 of 11
                                                                        02/02/99


                                Letter Agreement
                                 By and Between
                         Texas Instruments Incorporated
                                      And
                               Liquid Audio, Inc.

                                January 29, 1999

  The purpose of this binding letter agreement ("Letter") dated as of the date written above ("Effective Date") is to provide a framework and confirm the material terms under which TI and LA will proceed with development of a hardware reference design for the portable consumer electronics market using TI's digital signal processors and LA's Player Software. The material terms of this framework are as follows:

1. The terms, expressions, and definitions used in the text of this Agreement which are "capitalized" have the meaning(s) set forth below:

A. "Hardware Design" means the circuit board designs, circuit boards, schematics and the list of parts that will be used to build and manufacture a portable audio player (also known as a bill of materials) using LA's Player Software.

B. "Invention" means any innovation or feature, whether or not patentable or registerable, made by or on behalf of either or both of the parties hereto, which is made in the course of the performance of this Letter and which directly results from or directly arises out of the work pursuant to this Letter.

C. "LA's Player Software" means the object code version of LA's then current Player Software it distributes to LA customers and derivatives thereof.

D. "LA Software" means the C level source and object code version of LA's SP-3 device module software that enables interface protocol for authentication and data transfer, file format parsing and content decryption.

E. "NDA" means the Nondisclosure Agreement #15417 dated as of October 12, 1998 between the parties ("NDA").

F. "Patent Right" means any patent, utility model, registration, and/or design patent, excluding trademarks, trade names, or copyrights, for any innovation, discovery, improvement or feature issued in any country and/or filed prior to 1 year after termination or expiration of this Letter.

G. "Reference Design" means the Hardware Design, TI Software and all software developed under this Letter excluding LA Software and LA's Player Software.

H. "TI Software" means the version of LA Software as ported to devices manufactured by TI.

I. "Tools" means 3 copies each of TI's TMDS325L855-02 C compiler, Assembler, Linker for PC, 2 units each of TI's TMDS00510 XDS510 board & JTAG cable, and 3 copies each of TI's TMDS32401L0 XDS510 C source debugger for PC.

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 2 of 11
                                                                        02/02/99


2. Liquid Audio, Inc. with principal offices located at 2403 Broadway Redwood City, CA 94063 ("LA") and Texas Instruments Incorporated with principal offices located at 8505 Forest Lane, Dallas, Texas ("TI") desire to jointly develop the Reference Design. Promptly after development of the LA Software, LA will deliver LA Software to TI. LA will not be liable to TI by reason of any delay in delivery of, or failure to deliver the LA Software.

3. Promptly after execution of this Letter, both parties will designate a program manager who will act as a technical liaison and coordinate day to day activities. The program managers will designate non-binding milestone targets for development of the Reference Design, and, subject to each party's right to terminate pursuant to Section 15 below, each party will use its reasonable commercial efforts to achieve the development milestones.

4. TI has delivered to LA Tools and LA will use the Tool only for the development of the Reference Design. LA's use of the Tools will be subject to the terms and conditions attached as Exhibit 1 and incorporated by this reference.

5. Except as otherwise provided by this Letter, each party will bear its own expenses in connection with carrying out the development and any other obligation set forth in this Letter.

6. Each party represents to the other that it has, or will have prior to commencement of the development contemplated by this Letter, valid and sufficient arrangements and agreements with its respective employees and consultants, such that the ownership of any and all Inventions made by an employee or contractor vests in the party employing or contracting said employee or consultant, subject to the provisions of the applicable law governing ownership of such Inventions.

7. TI will retain all rights, title and interest in and to all Tools and derivatives thereof. LA will assign and TI will retain all rights, title and interest in and to the Reference Design and TI Software (subject to LA's underlying rights in LA Software) including without limitation any and all copyrights, patents, trade secrets, trademarks, and other intellectual property rights and proprietary rights therein. LA will retain all right, title and interest in and to the LA Software, and LA's Player Software including without limitation any and all copyrights, patents, trade secrets, trademarks, and other intellectual property rights and proprietary rights therein.

8. LA grants TI under LA's patents, copyrights, and trade secrets world-wide, non-exclusive, royalty-free, perpetual (subject to termination pursuant to Section 15) license (without rights to sublicense) to the source code version of LA Software to use, copy, modify and make derivatives thereof for the sole purpose of porting to TI's digital signal processors for use with the Hardware Design.

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 3 of 11
                                                                        02/02/99


9. LA grants TI under LA's patents, copyrights, and trade secrets a world-wide, non-exclusive, royalty-free, perpetual (subject to termination pursuant to Section 15 below) license to the object code version of LA Software and any derivatives thereof and right to sublicense to TI's customers to use, copy, and distribute the LA Software and any derivatives thereof to TI's customers subject to the terms and conditions set forth in Exhibit 2 (attached and incorporated by this reference) solely for use with TI's digital signal processors.

10. If LA delivers LA Software to TI, LA discontinues to offer and distribute LA's Player Software to TI's customers free of charge, and LA's Player Software is not commercially available to TI customers from a third party source free of any license fee, royalty or other charge, LA will deliver to TI LA's Player Software and grant TI under LA's patents, copyrights, and trade secrets a worldwide, non-exclusive, royalty-free, perpetual (subject to termination pursuant to Section 13) license to LA's Player Software to use, copy, and distribute LA's Player Software to TI's customers. TI will not remove or otherwise obscure the terms and conditions included in LA's Player Software a copy of which is attached as Exhibit 1. In addition, TI will not destroy or otherwise obscure any copyright notice or other proprietary notice included in LA Software delivered to TI and will include on a prospective basis any other such notices reasonably requested by LA.

11. Except as otherwise provided in this Letter:
    A. TI will own any Invention made solely by any employee or consultant of TI.
    B. LA will own any Invention made solely by an employee or consultant of LA.
    C. TI and LA will jointly own any Invention made jointly by a TI employee or consultant and a LA employee or consultant, with each party owning an undivided equal interest in such joint Invention with no obligation of accounting to the other. LA and TI will notify the other's Program manager within 90 days after the date such joint Invention is disclosed to the inventing Party's personnel responsible for patent matters.

12. Except as expressly set forth under this Letter, nothing in this Letter constitutes an implied license, of either party's patent, copyright, trade secret or other intellectual property rights. All rights not expressly granted hereunder are reserved by each party

13. Notwithstanding anything in this Letter to the contrary, both parties will use the Reference Design and TI Software only with digital signal processors manufactured by TI and not digital signal processors manufactured by a party other than TI.

14. This Letter must not be construed as a requirement to file or prosecute in any country any application for Patent Rights, or to institute or defend any litigation, or to apply for or obtain any reissue, renewal, validation or extension of any Patent Right.

15. The term of this Letter will commence on the Effective Date and continue until terminated. Either party may terminate this relationship for convenience with 10 days prior written notice to the other. Either party may terminate this relationship for material

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 4 of 11
                                                                        02/02/99


    breach or default upon written notice to the other party. Neither party will have any liability whatsoever to the other for its discontinuance of any activity related to this Letter except in connection with material breach or default of the terms hereof by such party. Upon expiration or termination of this Letter, the following provisions will survive 5, 6, 7, 11, 12, 13, 14, 15, 16, 17, 18, 21 and 22. The rights and obligations of TI's customers and/or end users will survive any termination or expiration of this Letter. Provisions 8, 9 and 10 of this Letter will survive for 2 years after termination of this Letter for LA's convenience or for LA's breach. Provisions 9 and 10 of this Letter will survive for the sole purpose of distributing product to TI's existing customers for 12 months after termination of this Letter for TI's convenience or for TI's material breach. Upon termination of the licenses set forth in Section 8, 9 and 10, TI will promptly return to LA all copies of LA's software in TI's possession or control (other than copies distributed pursuant to Exhibit 1). LA will promptly return all Tools.

16. Neither party will disclose the existence of this Letter nor the terms and conditions of this Letter to any third party whether by means of press release, announcement, or in any other manner, without the prior written consent of the other party, and subject to any disclosures required by
    applicable law.   Such consent will not be unreasonably withheld.

17. NOTHING IN THIS LETTER MAY BE CONSTRUED AS A WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL RIGHTS LICENSED AND TECHNOLOGY DELIVERED HEREUNDER ARE PROVIDED ON AN AS-IS BASIS.

18. NEITHER PARTY WILL BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT, RELIANCE OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS LETTER, WHETHER UNDER CONTRACT, TORT OR OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

19. TI and LA will conduct the work to be performed under this Letter as an independent contractor and not as an agent or employee of the other. Subject to the provisions of this Letter, each party will, at its sole discretion, choose the means to be employed and the manner of carrying out its obligations under this Letter. It is recognized by the parties that the work to be performed under this Letter is state-of-the-art and that the parties will be responsible only to use its reasonable efforts in the performance of its obligations.

20. Neither party may assign or transfer this Letter in whole or in part without written permission of the other and any purported assignment not permitted under this Letter is void. Written permission may not be unreasonably withheld by either party.

21. Nothing contained in this Letter may be construed as a restriction upon either party's independent development, manufacture and sale, for itself or others, of any product, whether it is the same as or similar to the product developed under this Letter, provided that such independent development does not utilize or otherwise infringe the patent, copyright, trade secrets or other intellectual property rights of the other party.

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 5 of 11
                                                                        02/02/99


22. This Letter shall be governed by the laws of the State of Texas without reference to its choice of law provisions. The Reference Design and the source code version of LA Software and TI Software are confidential information subject to the terms and conditions set forth in the NDA. TI is not obligated to confidentiality obligations set forth in this paragraph with respect to object code or executable forms of LA Software or the Player Software. Notwithstanding anything in this letter to the contrary, TI may not remove or otherwise obscure the terms and conditions embedded in LA's Player Software, a copy of which is attached as Exhibit
    1. Use of confidential information shall be limited to development of the Reference Design. The period for disclosure will be the term of this Letter. In the event of any inconsistency between the NDA and this Letter, this Letter shall govern. If either LA or TI desires to disclose confidential information other than the Reference Design and/or the source code version of the LA Software and or TI Software, such information will be treated as confidential if only if TI and LA execute a separate written non-disclosure agreement.

23. The exercise of a remedy under this Agreement including and without limitation remedies for material breach of any license granted hereunder will be without prejudice to any other remedy available under this Agreement or under law or equity. No term or provision may be deemed waived and no breach excused by consent unless such waiver or consent is in writing and signed by the party claimed to have waived or consented.

24. This Letter, together with the NDA, constitutes the entire and binding agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous discussions, understandings, or agreements with respect hereto, and this Letter may not be modified without the mutual written agreement of both parties. No waiver shall be deemed effective unless in writing signed by the party to be charged with such waiver.

25. This Letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      TEXAS INSTRUMENTS INCORPORATED            LIQUID AUDIO, INC.


Signature: /s/ Michael J. Hames         Signature:    [ILLEGIBLE]
          --------------------------              --------------------------

Name:   Michael J. Hames                Name:         [ILLEGIBLE]
                                                  --------------------------

Title:   Vice President                 Title:        [ILLEGIBLE]

Date:    [ILLEGIBLE]                    Date:         [ILLEGIBLE]

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 6 of 11
                                                                        02/02/99


                                   Exhibit 1
                               [Player Products]

                           END USER LICENSE AGREEMENT
                           --------------------------

         PLEASE READ THIS AGREEMENT CAREFULLY BEFORE ATTEMPTING TO USE
                                              ------
            THE SOFTWARE AND BEFORE CLICKING ON THE "ACCEPT" BUTTON
                             ------
                OR BREAKING THE SEAL OF ANY INSTALLATION DISKS.

LIQUID AUDIO, INC. ("LIQUID AUDIO") IS WILLING TO LICENSE THE SOFTWARE DESCRIBED ABOVE (THE "SOFTWARE") TO YOU (THE "CUSTOMER") ONLY ON THE CONDITION THAT YOU ACCEPT ALL OF THE TERMS CONTAINED IN THIS AGREEMENT. PLEASE READ THE TERMS CAREFULLY BEFORE CLICKING ON THE "ACCEPT" BUTTON OR BREAKING THE SEAL OF ANY INSTALLATION DISKS, AS CLICKING ON THE "ACCEPT" BUTTON OR BREAKING THE SEAL WILL INDICATE YOUR AGREEMENT TO THESE TERMS.

IF YOU DO NOT AGREE TO THESE TERMS, THEN LIQUID AUDIO IS UNWILLING TO LICENSE THE SOFTWARE TO YOU, AND YOU SHOULD CLICK ON THE "DO NOT ACCEPT" BUTTON TO DISCONTINUE THE INSTALLATION PROCESS OR RETURN THE INSTALLATION DISKS FOR A REFUND.

1. LICENSE GRANT AND RESTRICTIONS. Liquid Audio grants to Customer a non-exclusive, non-transferable, revocable license to use the object code copy of the Software distributed with this Agreement (the "Copy") along with related documentation during the term of this Agreement on a single CPU, which may be changed from time to time. Such license shall be perpetual upon the receipt by Liquid Audio of full payment of the respective License Fee (as described below) but shall be terminable as provided herein. Customer (a) may not modify, disassemble, decompile or reverse-engineer the Software; (b) may not rent, lease, loan, resell, sublicense, distribute or otherwise transfer the Software to any third party or use the Software to provide time sharing or similar services to any third party; (c) may not make any copy of the Software except for a single working copy and a single backup copy; (d) may not circumvent or disable any technological features or measures in the Software for protection of intellectual property rights, and (e) may not delete the copyright and other proprietary rights notices on the Software. Any attempt by Customer to transfer any of the rights, duties or obligations hereunder except as expressly provided for in this Agreement is void. This license does not include any rights to maintenance or updates.

2. DISABLING SOFTWARE. THE SOFTWARE CONTAINS CODE WHICH MAY BE USED TO DISABLE SUCH SOFTWARE. THIS DISABLING CODE MAY BE USED TO ENSURE THAT THE SOFTWARE IS NOT USED IN VIOLATION OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION TO INFRINGE INTELLECTUAL PROPERTY RIGHTS IN THE SOFTWARE OR ANY CONTENT. CUSTOMER AGREES AND ACKNOWLEDGES THAT UPON ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT, AND PROVIDED THAT THE PARTIES HAVE NOT AGREED IN WRITING TO RENEW THIS AGREEMENT, THE SOFTWARE MAY, AT LIQUID AUDIO'S DISCRETION, CEASE TO FUNCTION IN SOME OR ALL RESPECTS, AND CUSTOMER MAY LOSE ACCESS TO DATA MADE WITH, OR STORED USING, THE SOFTWARE. CUSTOMER AGREES TO INDEMNIFY LIQUID AUDIO FROM ANY LIABILITY, INCLUDING LIABILITY DUE TO THIRD PARTY CLAIMS, RESULTING FROM SUCH DISABLING OF SUCH SOFTWARE. CUSTOMER AGREES AND ACKNOWLEDGES THAT THE DISABLING OF THE SOFTWARE IS A KEY FEATURE OF THE LICENSE RIGHTS AND RESPONSIBILITIES CONVEYED UNDER THIS AGREEMENT.

3. LICENSE FEE. The effectiveness of this Agreement is conditioned on the receipt by Liquid Audio or its reseller of the License Fee (or any initial installment thereof) as set forth in Liquid Audio's or its reseller's invoice(s) therefor. Such payment(s) will be made by Customer on the terms and conditions specified in such invoice(s).

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 7 of 11
                                                                        02/02/99


4. LIMITED WARRANTY. Liquid Audio warrants for the period of ninety (90) days from the date of delivery of the Copy of the Software to Customer that:

       (i) The Software, unless modified by Customer, will perform substantially in accordance with the documentation provided by Liquid Audio. Customer's sole remedy under this warranty is that Liquid Audio will either correct within a reasonable period of time any "Software Error" (failure of the Software to perform in accordance with the documentation) reported during the warranty period or, if Liquid Audio is unable to correct any such Software Error, refund to Customer the money paid for the Software. Liquid Audio does not warrant that the Software will meet Customer's requirements that operation of the Software will be uninterrupted, error-free or secure, or that all Software Errors will be corrected.

       (ii) The medium if any (such as diskette or CD Rom) provided by Liquid Audio containing the Software will be free from defects in materials and workmanship under normal use. Liquid Audio will, at its option, replace or refund the purchase price of a faulty medium at no charge to Customer if the same is returned to Liquid Audio.

   THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND LIQUID AUDIO EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY LIQUID AUDIO, ITS EMPLOYEES, RESELLERS OR AGENTS SHALL INCREASE THE SCOPE OF THE ABOVE WARRANTIES OR CREATE ANY NEW WARRANTIES.

   SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. IN THAT EVENT, ANY IMPLIED WARRANTIES ARE LIMITED IN DURATION TO NINETY (90) DAYS FROM THE DATE OF DELIVERY OF THE SOFTWARE. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHER RIGHTS, WHICH VARY FROM STATE TO STATE.

5. LIMITATION OF LIABILITY. IN NO EVENT WILL LIQUID AUDIO BE LIABLE TO CUSTOMER OR ANY OTHER PARTY FOR DAMAGES OF ANY KIND ARISING FROM USE OF THE COPY AND/OR THE SOFTWARE EMBODIED THEREIN, WHETHER RESULTING FROM TORT (INCLUDING NEGLIGENCE), BREACH OF CONTRACT OR OTHER FORM OF ACTION, INCLUDING BUT NOT LIMITED TO DIRECT, INDIRECT, SPECIAL, INCIDENTAL AND CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OF ANY KIND, ARISING IN ANY WAY OUT OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. LIQUID AUDIO'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL BE LIMITED TO THE LICENSE FEE. Customer expressly assumes all responsibility for any damages, lost data, lost profits and other consequential damages that may result in any way out of this Agreement, including without limitation, use of the Software. Customer expressly agrees that the License Fee has been agreed to based in part upon the foregoing limitation of Liquid Audio's liability.

6.  OWNERSHIP; PERMISSIONS.

   (a) Customer agrees that Liquid Audio and/or its suppliers owns all right, title and interest in and to the Copy and the Software, including without limitation any and all copyrights, patents, trade secrets, trademarks and other intellectual property and proprietary rights therein. Customer will not acquire any additional licenses under any copyrights, patents, trade secrets, trademarks or other intellectual property rights on account of this Agreement.

   (b) Customer will not alter, encode, copy or transmit any audio or other information using the Software without obtaining all necessary copyright and other permissions. Any failure to obtain such permissions constitutes a material breach of this Agreement, shall cause irreparable harm to Liquid Audio, and shall entitle Liquid Audio to receive equitable relief for such failure. Customer will at its expense defend and indemnify Liquid Audio against all liabilities, damages, claims, fines and expenses (including reasonable attorney's fees) arising out of any claim that Customer has not obtained such permissions.

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 8 of 11
                                                                        02/02/99


   (c) CUSTOMER ACKNOWLEDGES THAT IN ORDER TO PURCHASE CONTENT, AND TO ACCESS AND PLAY THE SAME, INCLUDING CONTENT PREVIOUSLY PURCHASED BY CUSTOMER, CUSTOMER MUST BE AUTHORIZED BY A VALID TIME-LIMITED "PASSPORT" ISSUED PERIODICALLY BY LIQUID AUDIO IN ACCORDANCE WITH LIQUID AUDIO'S THEN-CURRENT PASSPORT POLICY.

   (d) Customer acknowledges that the Passport contains Customer's personal and confidential information, including credit card information, and that it is essential to keep the Passport, and the password to the Passport confidential, both to protect Customer's personal information, and to prevent third-parties from using Customer's Passport to illegally download, copy, distribute or play content. Customer agrees to keep his or her Passport confidential, and any failure of Customer to do so shall be deemed a material breach of this Agreement. Customer will at its expense defend and indemnify Liquid Audio against all liabilities, damages, claims, fines and expenses (including reasonable attorneys' fees) arising out of Customer's breach of this provision.


   (e) Customer may be liable for the unauthorized use of Customer's credit card. Customer is advised to consult the terms and conditions imposed by its credit card issuer for notification requirements and limitations on Customer's liability for loss, theft or unauthorized use of Customer's credit card. LIQUID AUDIO DISCLAIMS ANY LIABILITY FOR ANY USE OF CUSTOMER'S PASSPORT OR CREDIT CARD, INCLUDING ANY LOSS, THEFT OR UNAUTHORIZED USE THEREOF.

7. TERMINATION. Liquid Audio will have the right to terminate this Agreement if Customer breaches any material term or condition of this Agreement (including, if applicable, failure to pay any portion of the License Fee when due as provided in Liquid Audio's invoice(s) therefor) and fail to cure such breach within ten (10) days of written notice from Liquid Audio. Upon termination of this Agreement, the rights and licenses granted to Customer under this Agreement shall automatically terminate. Within five (5) days after termination, Customer will return or destroy all copies of the Software and documentation in Customer's possession. Upon request, Customer will certify to Liquid Audio that all copies of the Software have been returned to Liquid Audio or destroyed. The exercise by Liquid Audio of any remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise. The rights and obligations of the parties under Sections 2, 4, 5, 6, 7 and 10 will survive the expiration or termination of this Agreement.

8. GOVERNMENT LICENSEE. If the Software is licensed by or for any unit or agency of the United States Government, then the Software shall be classified as "commercial computer software", as that term is defined in the applicable provisions of the Federal Acquisition Regulation (the "FAR") and supplements thereto, including the Department of Defense ("DoD") FAR Supplement (the "DFARS"). Liquid Audio represents that the Software was developed entirely at private expense, and that no part of the Software was first produced in the performance of a United States Government contract. If the Software is supplied for use by DoD, the Software is delivered subject to the terms of this Agreement and either (i) in accordance with DFARS 227.7202-1(a) and 227.7202-3(a), or (ii) with restricted rights in accordance with DFARS 252.227-7013(c)(1)(ii) (OCT
1988), as applicable. If the Software is supplied for use by a Federal agency other than DoD, the Software is restricted computer software delivered subject to the terms of this Agreement and (i) FAR 12.212(a); (ii) FAR 52.227-19; or
(iii) FAR 52.227-14(ALT III), as applicable.

9. EXPORT CONTROL. Customer agrees to comply with all export laws and restrictions and regulations of the United States Department of Commerce or other United States or other sovereign agency or authority, and not to export, or allow the export or re-export of any technical data or any Software in violation of any such restrictions, laws or regulations, or unless and until all required licenses and authorizations are obtained to the countries specified in the applicable U.S. Export Administration Regulations (or any successor supplement or regulations).

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding its conflicts of law principles. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Except for disputes as to the ownership of intellectual property rights in the Software, all disputes arising out of or relating to this Agreement or its

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                    Page 9 of 11
                                                                        02/02/99


interpretation shall be finally settled by binding arbitration in Redwood City, California pursuant to the Commercial Arbitration rules of the American Arbitration Association by one arbitrator. All arbitrators will have knowledge of and experience regarding the computer industry. Requests for equitable relief shall be first submitted to the arbitrator. The arbitration award may be enforced in any court of competent jurisdiction. Customer hereby consents to the personal and exclusive jurisdiction and venue of the state and federal courts located in San Mateo County of the State of California.

11. MISCELLANEOUS. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes any and all written or oral agreements previously existing between the parties with respect to such subject matter. Any modifications of this Agreement must be in writing. This Agreement will bind and inure to the benefit of each party's successors and assigns, provided that Customer may not assign this Agreement, in whole or in part, without Liquid Audio's prior written consent. If any provision of this Agreement is found illegal or unenforceable, it will be enforced to the maximum extent permissible, and the legality and enforceability of the other provisions of this Agreement will not be affected. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights. No purchase order, invoice or similar document will by its terms amend or supplement the terms and conditions of this Agreement, even if accepted or signed by the receiving party. Performance of this Agreement may be suspended due to any force majeure event.

CUSTOMER ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

THE SOFTWARE AND THE ACCOMPANYING DOCUMENTATION ARE PROTECTED BY UNITED STATES COPYRIGHT LAW AND INTERNATIONAL TREATY. UNAUTHORIZED REPRODUCTION OR DISTRIBUTION IS SUBJECT TO CIVIL AND CRIMINAL PENALTIES.

Rev. ___.

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                   Page 10 of 11
                                                                        02/02/99



                                   EXHIBIT 2
                Liquid Audio OEM Sublicense Terms and Conditions


1. License Grant. Subject to the terms and conditions of this Agreement, TI grants to you a world-wide, non-exclusive, non-transferable right and license to reproduce and distribute LA Software for use with the Hardware Design as well as digital signal processors manufactured by TI and not devices manufactured by a party other than TI.

2. Ownership Rights. TI and its third party suppliers retains all right, title and interest in and to the LA Software, including all copyrights, patents, trade secret rights, trademarks and other intellectual property rights therein. You agree that any copies of the LA Software will contain the same proprietary notices, which appear on and in the LA Software. All rights not expressly set forth hereunder are reserved by TI and its third party suppliers.

3. Termination. When this Agreement terminates, you must (a) discontinue marketing and reproduction of the LA Software; (b) destroy all copies of the LA Software reproduced hereunder and not yet distributed; and (c) provide a certificate of destruction to TI signed by a duly authorized representative of your company.

4. Restrictions. You may not copy, rent, lease, loan or resell the LA Software except as specifically permitted in Section 1 above. You may not permit third parties, other than end-customers of the OEM Products, to benefit from the use or functionality of the LA Software, including via timesharing, service bureau or other arrangement. You may not transfer any of the rights granted to you under this Agreement. You may not reverse engineer, decompile, or disassemble the LA Software, or attempt to do so, except to the extent the foregoing restriction is expressly prohibited by applicable law. You may not modify or create derivative works based upon the LA Software in whole or in part.

5. Warranty and Disclaimer. To the maximum extent permitted by applicable law, and except for the limited warranties set forth herein, THE LA SOFTWARE IS PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. WITHOUT LIMITING THE FOREGOING, YOU ASSUME RESPONSIBILITY FOR SELECTION OF THE LA SOFTWARE TO ACHIEVE YOUR INTENDED RESULTS, AND FOR THE INSTALLATION OF, USE OF, AND RESULTS OBTAINED FROM THE LA SOFTWARE. WITHOUT LIMITING THE FOREGOING PROVISIONS, TI AND ITS THIRD PARTY SUPPLIERS MAKE NO WARRANTY THAT THE LA SOFTWARE WILL BE ERROR-FREE OR FREE FROM INTERRUPTIONS OR OTHER FAILURES OR THAT THE LA SOFTWARE WILL MEET YOUR REQUIREMENTS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TI AND ITS THIRD PARTY SUPPLIERS DISCLAIM ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT WITH RESPECT TO THE LA SOFTWARE.

8. Limitation of Liability. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL TI OR ITS THIRD PARTY SUPPLIERS BE LIABLE TO YOU OR TO ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER DAMAGES OR LOSSESEVEN IF TI AND ITS THIRD PARTY SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT THAT APPLICABLE LAW PROHIBITS SUCH LIMITATION. The foregoing provisions shall be enforceable to the maximum extent permitted by applicable law.

                                                                 TI/Liquid Audio
                                                               Agreement # 15907
                                                                   Page 11 of 11
                                                                        02/02/99


9. United States Government. The LA Software is deemed to be "commercial computer software" and "commercial computer software documentation," respectively, pursuant to DFAR Section 227.7202 and FAR Section 12.212, as applicable. Any use, modification, reproduction, release, performance, display or disclosure of the LA Software and any accompanying documentation by the United States Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement.

10. Export Controls. You agree to comply with all export law and restrictions of the United States Department of Commerce or other United States or other sovereign agency or authority, and not to export, or allow the export or re-export of any technical data or any LA Software in violation of any such restrictions, laws, or regulations, or unless and until all required licenses and authorizations are obtained to the countries specified in the applicable U.S. Export Administration Regulations (or successor supplement or regulations).